Exhibit 10.88

SUBSCRIPTION AGREEMENT

VIRAL GENETICS, INC.
2290 Huntington Drive, Suite 100
San Marino, CA 91108

THE SERIES A PREFERRED STOCK AND COMMON STOCK OF VIRAL GENETICS, INC., INCLUDING THAT COMMON STOCK ACQUIRABLE UPON EXCHANGE OF THE SERIES A PREFERRED STOCK, DESCRIBED IN THIS SUBSCRIPTION AGREEMENT (this "Agreement") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("Act"), OR QUALIFIED UNDER THE STATE SECURITIES LAWS OF ANY STATE. THE SECURITIES ARE BEING SOLD IN RELIANCE ON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS. THE SECURITIES AND RIGHTS PURSUANT TO THIS AGREEMENT CANNOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS, INCLUDING REGULATION S PROMULGATED UNDER THE ACT.

ALL OFFERS AND SALE OF SAID SECURITIES BY NON-U.S. PERSONS PRIOR TO THE EXPIRATION OF A PERIOD COMMENCING ON THE DATE OF THE CLOSING OF THIS OFFERING AND ENDING ONE-YEAR THEREAFTER SHALL ONLY BE MADE IN COMPLIANCE WITH THE SAFE HARBOR CONTAINED IN REGULATION S, PURSUANT TO THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT OF 1933, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION, AND ALL OFFERS AND SALES AFTER THE EXPIRATION OF THE ONE-YEAR PERIOD SHALL BE MADE ONLY PURSUANT TO REGISTRATION OR AN EXEMPTION FROM REGISTRATION.

This Agreement shall constitute the irrevocable offer of the undersigned to purchase, in the amounts and subject to the terms set forth in this Agreement, 3,500,000 shares of the Series A Preferred Stock of Viral Genetics, Inc., a Delaware corporation (the "Company") ("Shares"), (the Shares referred to herein as the "Securities"), for the purchase price of $252,000. On execution by both parties, this Agreement shall become a bilateral agreement binding on both the undersigned and the Company. Each part of this Agreement must be completed by the undersigned and, by execution below, the undersigned acknowledges that it understands that the Company is relying on the accuracy and completeness hereof in complying with its obligations under applicable securities laws.

On the foregoing, it is hereby agreed as follows:

1.           SUBSCRIPTION. The undersigned hereby irrevocably subscribes for the purchase of the Securities. The undersigned is tendering to the Company:

(a)	one signed copy of this Agreement; and
(b)
payment in the amount of $252,000 by way of the tender and assignment hereof of principal and accrued interest under the Secured Revolving Credit Note issued to the undersigned by the Company (the "Purchase Price").

2.           GENERAL REPRESENTATIONS OF SUBSCRIBER. The undersigned hereby represents and warrants as follows:

(a)  The undersigned is over the age of 18 years;

(b)  The undersigned acknowledges that neither the United States Securities and Exchange Commission nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing these securities;

(c)  The undersigned has received and read, or had opportunity to do same, all of the Company's filings made on the OTCIQ News and Disclosure system and available at www.otcmarkets.com including the "Quarterly Report" and "Consolidated Financial Statements" for the three months ended March 31, 2012; the "Annual Report" and "Consolidated Financial Statements" for the fiscal year ended December 31, 2011; the "Initial Company Information and Disclosure Statements" for the nine months and three months ending September 30, 2009 and March 31, 2009, respectively; the "Articles of Incorporation Amendment" filed May 15, 2009; and the "Supplemental Information — Current Reporting Obligations Filing — Merger" filed April 24, 2009; as well as all prior filings made on the SEC EDGAR system including, without limitation, the Form 10-KSB, as amended, for the fiscal year ended December 31, 2006, the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007, all Current Reports on Form 8-K, all other filings and disclosures made on the OTCIQ News and Disclosure system and available at www.otcmarkets.com, all press releases, and other information; and the undersigned understands the risk of an investment in the Company, acknowledging that an investment in the Company inherently involves high risks.

(d)  The undersigned, either alone or with the assistance of one or more advisers engaged by it, has such knowledge and experience in business and financial matters that it or they is capable of evaluating the Company, its business operations, and the risks and merits of an investment in the Company;

(e)  The undersigned has been provided with all materials and information requested by the undersigned or its representatives, including any information requested to verify any information furnished, and the undersigned has been provided the opportunity for direct communication between the Company and its representatives and the undersigned and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from the Company including with regards to any of the information described in 2 (c) above;

(f)  All information which the undersigned has provided to the Company or its agents or representatives concerning the undersigned's suitability to invest in the Company is complete, accurate, and correct as of the date of the undersigned's signature on this Agreement. Such information includes, but is not limited to, information concerning the undersigned's personal financial affairs, business position, and the knowledge and experience of the undersigned and the undersigned's advisers;

(g)  The undersigned has no present intention of dividing any of the securities or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of the securities, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance;

(h)  The undersigned was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the securities through this Agreement; and

(i)  The undersigned has adequate means of providing for its current needs and possible contingencies and has no need now and anticipates no need in the foreseeable future, to sell any portion of the securities for which the undersigned hereby subscribes. The undersigned is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, is able to hold the securities for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

(j)          The undersigned is an Accredited Investor, and has completed the following Accredited Investor Qualifying Questionnaire:

PERSONAL FINANCIAL INFORMATION. The following information pertaining to the undersigned as a natural person and U.S. Persons within the meaning of Regulation S is being provided here in lieu of furnishing a personal financial statement.

(a)   My individual net worth, or joint net worth with my spouse, excluding any primary residence, exceeds $1,000,000.

Yes [  ]                      No [  ]
______
INITIAL

(b)   My individual income in 2010 and 2011 exceeded $200,000 in each such year, and I reasonably expect my individual income will be in excess of $200,000 in 2012.

Yes [  ]                      No [  ]
______
INITIAL

(c)   The joint income of my spouse and I in 2010 and 2011 exceeded $300,000 in each such year, and I reasonably expect our joint income will be in excess of $300,000 in 2012.

Yes [  ]                      No [  ]
______
INITIAL

(d)   Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

Yes [  ]                      No [  ]
______
INITIAL

3.           REPRESENTATIONS REGARDING EXEMPTIONS AND RESTRICTIONS ON TRANSFER. The undersigned represents that the securities are being acquired without a view to, or for, resale in connection with any distribution of the securities or any interest therein without registration or other compliance under the Act, and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The undersigned understands that the securities have not been registered, but are being acquired by reason of a specific exemption under the Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an "underwriter" within the meaning of the Act. The undersigned acknowledges that the securities must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Act or an exemption from such registration is available. The Company is under no obligation to register the securities under the Act or under Section 12 of the Securities Exchange Act of 1934, as amended. The certificates representing the securities will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

4.           GENERAL. The undersigned further understands, acknowledges, and agrees that:

(a)  This Agreement is registered in the name of the undersigned on the books of the Company at its principal offices, and no transfer hereof shall be valid and binding on the Company unless made at such offices by the registered holder or his attorney-in-fact duly authorized in writing. The Company may deem and treat the person in whose name this Agreement is registered as the absolute owner hereof for the purpose of receiving any securities issuable pursuant hereto and for all other purposes.

(b)  This Agreement shall be construed in accordance with and governed by the laws of the state of California.

(c)  This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

(d)  Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not waive any rights granted to the undersigned under federal and state securities laws.

(e)  The undersigned will hold title to the securities as follows:

_____     Community Property

_____     Joint Tenants, with Right of Survivorship

_____     Tenants in Common

_____     Separate Property

                                 __X__     Other  ___________________________________________________________________________________
(Single Person, Trust, Etc., Please Indicate

DATED this  12  day of  August, 2012.

Best Investments Trust

Tax Identification Number or Social Security Number	Type or Print Name of Subscriber(2) in exact Form to be Used on Records of the Company

Address:

P.O. Box 100	/s/ illegible
Number and Street	Signature

illegible
City, State and Postal Code	Signature of Joint Subscriber, If Any

USA
Country	Date

ACCEPTANCE OF SUBSCRIPTION

The foregoing is hereby accepted this   12 day of  August 2012.

VIRAL GENETICS, INC.

By:	/s/ illegible
Duly Authorized Officer

SCHEDULE B

GENERAL REPRESENTATIONS OF SUBSCRIBER. You hereby represent and warrant as follows:

(a)   You are over the age of 18 years;

(b)   You acknowledges that neither the United States Securities and Exchange Commission nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing these securities;

(c)   You have received and read or had opportunity to do same, all of the Company's filings made on the OTCIQ News and Disclosure system and available at www.otcmarkets.com including the "Quarterly Report" and "Consolidated Financial Statements" for the three months ended March 31, 2012; the "Annual Report" and "Consolidated Financial Statements" for the fiscal year ended December 31, 2011; the "Initial Company Information and Disclosure Statements" for the nine months and three months ending September 30, 2009 and March 31, 2009, respectively; the "Articles of Incorporation — Amendment" filed May 15, 2009; and the "Supplemental Information — Current Reporting Obligations Filing — Merger" filed April 24, 2009; as well as all prior filings made on the SEC EDGAR system including, without limitation, the Form 10-KSB, as amended, for the fiscal year ended December 31, 2006, the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007, all Current Reports on Form 8-K, all other filings and disclosures made on the OTCIQ News and Disclosure system and available at www.otcmarkets.com, all press releases, and other information; and the undersigned understands the risk of an investment in the Company, acknowledging that an investment in the Company inherently involves high risks;

(d)   You, either alone or with the assistance of one or more advisers engaged by you, have such knowledge and experience in business and financial matters that you are capable of evaluating the Company, its business operations, and the risks and merits of an investment in the Company;

(e)   You have been provided with all materials and information requested by you or your representatives, including any information requested to verify any information furnished, and you have been provided the opportunity for direct communication between the Company and its representatives and you and your representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from the Company;

(f)   All information which you have provided to the Company or its agents or representatives concerning your suitability to invest in the Company is complete, accurate, and correct as of the date of your signature on this Letter Agreement. Such information includes, but is not limited to, information concerning your personal financial affairs, business position, and knowledge and experience;

(g)   You have no present intention of dividing any of the securities or the rights under this Letter Agreement with others or of reselling or otherwise disposing of any portion of the securities, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance;

(h)          You were at no time solecited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of generaladvertising or solicitation in connection with the offer, sale, or purchase of the securities through this Letter Agreement; and

(i)          You have adequate means of providing for your current needs and possible contingencies and have no need now and anticipate no need in the foreseeable future, to sell any portion of the securities for which you hereby exchange. You are able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, are able to hold the securities for an indefinite period of time, and have a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

PERSONAL FINANCIAL INFORMATION. The following information pertaining to you as a natural person and U.S. Persons within the meaning of Regulation S is being provided here in lieu of furnishing a personal financial statement.

(a) My individual net worth, or joint net worth with my spouse, excluding any primary residence, exceeds $1,000,000.

Yes [  ]                      No [  ]
______
INITIAL

(b) My individual income in 2010 and 2011 exceeded $200,000 in each such year, and I reasonably expect my individual income will be in excess of $200,000 in 2012.

Yes [  ]                      No [  ]

______
INITIAL

(c) The joint income of my spouse and I in 2010 and 2011 exceeded $300,000 in each such year, and I reasonably expect our joint income will be in excess of $300,000 in 2012.

Yes [  ]                   No [  ]
______
INITIAL

(d) Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

Yes [  ]                    No [  ]
______
INITIAL

REPRESENTATIONS REGARDING EXEMPTIONS AND RESTRICTIONS ON TRANSFER. You represent that the securities are being acquired without a view to, or for, resale in connection with any distribution of the securities or any interest therein without registration or other compliance under the Act, and that you have no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. You understand that the securities have not been registered, but are being acquired by reason of a specific exemption under the Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the securities may, under certain circumstances, be inconsistent with this exemption and may make you an "underwriter" within the meaning of the Act. You acknowledge that the securities must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Act or an exemption from such registration is available. The Company is under no obligation to register the securities under the Act or under Section 12 of the Securities

[signature page to WRITTEN CONSENT OF THE SERIES A PREFERRED SHAREHOLDERS
OF VIRAL GENETICS, INC. dated AUGUST 16, 2012, and signed in counterparts]

SHAREHOLDER	SIGNATURE	SERIES A SHARES VOTED	DATE
Haig Keledjian, President, Foundation for the Advancement of Health Sciences	/s/ Haig Keledjian	310	8/21/12
Haig Keledjian trustee, Amirian Educational Trust	/s/ Haig Keledjian	154,590	8/21/12
Haig Keledjian Trustee, Geko Trust	/s/ Haig Keledjian	1,860	8/21/12
Haig Keledjian Trustee, Bretton Securities UDT 7/20/95	/s/ Haig Keledjian	57,022	8/21/12

Haig Keledjian Trustee, GK Trust	/s/ Haig Keledjian	58,056	8/21/12
Haig Keledjian	/s/ Haig Keledjian	37,428	8/21/12
Haig Keledjian Trustee Best Trust	/s/ Haig Keledjian	1,274,805	8/21/12

LETTER AGREEMENT

THE COMMON AND PREFERRED STOCK OF VIRAL GENETICS, INC., INCLUDING THAT COMMON STOCK ACQUIRABLE UPON EXCHANGE OF THE PREFERRED STOCK, DESCRIBED IN THIS LETTER AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AS AMENDED, OR QUALIFIED UNDER THE STATE SECURITIES LAWS OF ANY STATE. THE SECURITIES ARE BEING ISSUED IN RELIANCE ON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS. THE SECURITIES AND RIGHTS PURSUANT TO THIS AGREEMENT CANNOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS, INCLUDING REGULATION S PROMULGATED UNDER THE ACT.

August 15, 2012

Haig Keledjian
c/o 2290 Huntington Drive
San Marino, CA 91108

RE: repurchase of options and warrants

Dear Sir:

Viral Genetics, Inc., a Delaware corporation (the "Company") hereby offers to exchange with you those options and/or warrants to acquire shares of common stock of the Company, as listed in the attached Schedule A (the "Options and Warrants"), for that number of Series A Preferred Shares of the Company, as indicated in Schedule A.

You hereby represent and warrant that you have full authority to enter into and perform under this Letter Agreement and the Options and Warrants are unencumbered and you have the right to transfer, assign, exchange and/or sell them to the Company. In addition, you make those representations and warranties in the attached Schedule B knowing that the Company is relying thereon.

This- Leiter Agreement shall be construed in accordance with and governed by the laws of the state of California.

This Letter Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

Please acknowledge your acceptance of the foregoing by signing this Letter Agreement where indicated below, and initial in Schedule B where indicated.

VIRAL GENETICS, INC.

/s/ Haig Keledjian
Haig Keledjian, President

    ACCEPTED AND ACKNOWLEDGED:

HAIG KELEDJIAN	BEST INVESTMENTS INC.

/s/ Haig Keledjian	/s/ Haig Keledjian
HAIG KELEDJIAN, PRESIDENT

SCHEDULE A

Control No.	Name	quantity	Exercise Price	Issue Date	Expiry Date	Total Value	Series A Shares
option186	Haig Keledjian	3,000,000	$ 0.0171	1-Jan-12	31-Dec-18	$ 9,000.00	62,500
option180	Haig Keledjian	12,000,000	$ 0.0418	16-May-11	31-Dec-18	$ 24,000.00	250,000
warrant143	Best Investments, Inc.	17,006,802	$ 0.0440	15-Jun-09	15-Jun-14	$ 17,006.80	177,154
						Total	489,654

[signature page to written consent of The SHAREHOLDERS of Viral Genetics, Inc. a
Delaware Corporation, effective as of the date affixed thereof and signed in counterparts]

SHAREHOLDER	SIGNATURE	SHARES VOTED	DATE
Haig Keledjian, President, Foundation for the Advancement of Health Sciences	/s/ Haig Keledjian	Common Shares: Series A Preferred Shares: 310	8/21/2012
Haig Keledjian trustee, Amirian Educational Trust	/s/ Haig Keledjian	Series A Preferred Shares: 154,590	8/21/2012
Haig Keledjian Trustee, Geko Trust	/s/ Haig Keledjian	Common Shares: 5,932,761 Series A Preferred Shares: 1,860	8/21/2012
Haig Keledjian Trustee, Bretton Securities UDT 7/20/95	/s/ Haig Keledjian	Common Shares: 4,005,924 Series A Preferred Shares: 57,022	8/21/2012
Haig Keledjian Trustee, GK Trust	/s/ Haig Keledjian	Common Shares: 2,453,141 Series A Preferred Shares: 58,056	8/21/2012
Haig Keledjian	/s/ Haig Keledjian	Common Shares: 13,681,847 Series A Preferred Shares: 404,094	8/21/2012

Haig Keledjian Trustee Best Trust	/s/ Haig Keledjian	Series A Preferred Shares: 1,274,805	8/21/2012
Haig Keledjian Trustee, Tomson Voting Trust	/s/ Haig Keledjian	Common Shares1,658,001 Series A Preferred Shares: 1,860	8/21/2012
Haig Keledjian, President,Best Investments, Inc.	/s/ Haig Keledjian	Common Shares: 17,006,802 Series A Preferred Shares: 188,964	8/21/2012
Haig Keledjian, President, Valerian Financial Services LLC.	/s/ Haig Keledjian	Common Shares: 1,966,380	8/21/2012

VIRAL GENETICS, INC.

 CERTIFICATE OF AMENDMENT TO

THE CERTIFICATE OF DESIGNATION

OF SERIES A PREFERRED STOCK

(Pursuant to Section 151 of the Delaware General Corporation Law)

AUGUST 16, 2012

Viral Genetics, Inc., a Delaware corporation (the "Corporation"), hereby certifies that, pursuant to authority vested in the Board of Directors of the Corporation (the "Board of Directors") by Article Four of the Corporation's Certificate of Incorporation (the "Certificate of Incorporation") and pursuant to the provisions of Section 151 of the Delaware General Corporation Law, the following resolution was duly adopted by the Board of Directors on August 16, 2012;

RESOLVED, that Paragraph 7 "No Reissuance of Series A Preferred Stock" of the Certificate of Designation of Series A Preferred stock dated April 28, 2009, be and it hereby is, deleted in its entirety.

RESOLVED, that the Series A Preferred Shares shall consist of up to 10,000,000 shares.

IN WITNESS WHEREOF, the undersigned have hereunto set his hand as of the 16th day of August 2012.

./s/ Haig Keledjian	/s/ Arthur Keledjian
Haig Keledjian	Arthur Keledjian

UNANIMOUS WRITTEN CONSENT

OF THE BOARD OF DIRECTORS

OF VIRAL GENETICS, INC.

AUGUST 16, 2012

The undersigned, being all of the members of the Board of Directors of Viral Genetics, Inc., (the "Board") a Delaware corporation (the "Company"), and acting by unanimous written consent, as evidenced by the signatures set forth below, hereby adopt the following resolutions and agree that adoption of such resolutions shall be valid and with the same effect as though such resolutions had been adopted at a meeting of the Board duly noticed, called, and held.

The Board deems it advisable and in the best interests of the Company to amend the "Certification of Determination of Series A Preferred Stock". Accordingly

BE IT RESOLVED, that the board of directors hereby adopts and recommends the adoption of the following resolutions by the Company's Series A Preferred Shareholders:

RESOLVED, that Paragraph 7 "No Reissuance of Series A Preferred Stock" of the Certificate of Designation of Series A Preferred stock dated April 28, 2009, be and it hereby is, deleted in its entirety.

RESOLVED, that the Series A Preferred Shares shall consist of up to 10,000,000 shares.

IN WITNESS WHEREOF, the undersigned have hereunto set his hand as of the 16th day of August 2012.

./s/ Haig Keledjian	/s/ Arthur Keledjian
Haig Keledjian	Arthur Keledjian

[signature page to written consent of The SHAREHOLDERS of Viral Genetics, Inc. a
Delaware Corporation, effective as of the date affixed thereof and signed in counterparts]

SHAREHOLDER	SIGNATURE	SHARES VOTED	DATE
Haig Keledjian, President, Foundation for the Advancement of Health Sciences	/s/ Haig Keledjian	Common Shares: 21,784 Series A Preferred Shares: 310	8/21/2012
Haig Keledjian trustee,	/s/ Haig Keledjian	Series A Preferred	8/21/2012
Amirian Educational Trust		Shares: 154,590
Haig Keledjian Trustee, Geko Trust	/s/ Haig Keledjian	Common Shares: 5,932,761 Series A Preferred Shares: 1,860	8/21/2012
Haig Keledjian Trustee,	/s/ Haig Keledjian	Common Shares:	8/21/2012
Bretton Securities UDT 7/20/95		4,005,924 Series A Preferred Shares: 57,022
Haig Keledjian Trustee,	/s/ Haig Keledjian	Common Shares:	8/21/2012
GK Trust		2,453,141
Series A Preferred
Shares: 58,056
Haig Keledjian	/s/ Haig Keledjian	Common Shares:	8/21/2012
13,681,847 Series A Preferred
Shares: 404,094
Haig Keledjian Trustee	/s/ Haig Keledjian	Series A Preferred	8/21/2012
Best Trust		Shares: 1,274,805
Haig Keledjian Trustee,	/s/ Haig Keledjian	Common Shares:	8/21/2012
Tomson Voting Trust		1,658,001
Series A Preferred
Shares: 1,860
Haig Keledjian, President,	/s/ Haig Keledjian	Common Shares:	8/21/2012
Best Investments, Inc.		17,006,802 Series A Preferred Shares: 188,964
Haig Keledjian, President,	/s/ Haig Keledjian		8/21/2012
Valerian Financial		Common Shares:
Services LLC.		1,966,380